THE INTERNET
                                   FUND, INC.





                                  [I-FUND LOGO]





                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1999


                                      WWWFX

                             www.theinternetfund.com

THE INTERNET FUND, INC.
Letter to Shareholders
--------------------------------------------------------------------------------

Dear Fellow Shareholders:


We are pleased to present our semi-annual report highlighting the financial performance of The Internet Fund for the first six months of 1999. We hope that you have been satisfied with the returns generated through this remarkable period of the Internet's growth. We will strive to continue to provide superior investment returns and to offer informative and timely shareholder information via our website, www.theinternetfund.com.

The first half of 1999 saw individual and institutional investors continuing to recognize the vast growth potential of the Internet. This was reflected in the Fund's return of 113% for the six months ended June 30, 1999. Although the Internet sector has led the market during this period, we believe most of the potential development of Internet e-commerce has yet to be exploited. Thus, it is our view that the Internet space should provide investors with impressive returns for many years to come.

As is the case with any investment sector, there will be, undoubtedly, periods of volatile share prices. This should be regarded as a relatively normal occurrence. However, unlike other sectors, there currently exists an array of companies that meet our investment criteria as well as many superb Internet-related companies that have yet to make their public-market debut. Therefore, The Internet Fund should find a variety of rewarding investment opportunities during the course of the next 12 months. Naturally, the Fund will endeavor to participate in these companies for the benefit of our shareholders.

We thank you for your confidence and look forward to continuing to assist you in achieving your personal investment goals.



/s/ Steven R. Samson                    /s/ Peter B. Doyle
Steven R. Samson                        Peter B. Doyle
President                               Chief Investment Strategist
The Internet Fund, Inc.                 Kinetics Asset Management, Inc.

THE INTERNET FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS - 89.3%                                  SHARES              VALUE
                                                  -----------        -----------

ACCESS/BROADBAND - 11.4%
America Online, Inc.*                                  55,000       $  6,077,500
At Home Corporation*                                  454,760         24,528,617
MindSpring Enterprises, Inc.*                         200,000          8,862,500
PSINet, Inc.*                                         430,000         18,812,500
StarMedia Network, Inc.*                              371,500         23,822,438
                                                                    ------------
                                                                      82,103,555
                                                                    ------------

E-COMMERCE - 14.9%
Amazon.com, Inc.*                                      60,000          7,507,500
Bluefly, Inc.*                                        146,000          1,213,625
dELiA*s Inc.*                                         687,000          9,274,500
eBAY, Inc.*                                           178,000         26,944,750
TMP Worldwide, Inc.*                                  616,000         39,116,000
24/7 Media, Inc.*                                     600,000         23,100,000
                                                                    ------------
                                                                     107,156,375
                                                                    ------------

INFRASTRUCTURE - 20.7%
Broadcast.com, Inc.*                                  249,500         33,323,844
Exodus Communications, Inc.*                          250,000         29,984,375
Frontier Corporation                                   15,000            885,000
IXC Communications, Inc.*                             400,000         15,725,000
NTL Incorporated*                                     320,000         27,580,000
Pacific Gateway Exchange, Inc.*                       482,500         14,052,813
Qwest Communications International, Inc.*             252,500          8,348,281
RCN Corporation*                                      450,000         18,731,250
                                                                    ------------
                                                                     148,630,563
                                                                    ------------

INTERNET TECHNOLOGY/SOFTWARE - 12.1%
Banyan Systems Incorporated*                          993,000         10,860,937
Broadcom Corporation*                                 282,500         40,838,906
Inktomi Corporation                                   267,500         35,176,250
                                                                    ------------
                                                                      86,876,093
                                                                    ------------

MEDIA CONTENT - 21.4%
About.com, Inc.*                                      586,900         30,445,438
AdForce, Inc.*                                        119,000          2,796,500
AT&T Corp. - Liberty Media Group*                      22,000            808,500
CNET, Inc.*                                            80,000          4,610,000
DoubleClick, Inc.*                                    184,000         16,882,000

                     See Notes to the Financial Statements.
                                                                               3

THE INTERNET FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES              VALUE
                                                  -----------       ------------


MEDIA CONTENT (continued)
GoTo.com, Inc.*                                       110,000       $  3,080,000
MarketWatch.com, Inc.*                                413,000         24,315,375
theglobe.com, Inc.*                                 1,295,000         25,495,313
TheStreet.com, Inc.*                                  240,000          8,640,000
Xoom.com, Inc.*                                       696,500         36,566,250
                                                                    ------------
                                                                     153,639,376
                                                                    ------------

PORTALS - 4.1%
Lycos, Inc.*                                          283,000         26,000,625
Yahoo!, Inc.*                                          22,105          3,807,586
                                                                    ------------
                                                                      29,808,211
                                                                    ------------

VENTURE CAPITAL - 4.7%
CMGI, Inc.*                                           290,000         33,078,125
Safeguard Scientifics, Inc.*                           14,000            868,000
                                                                    ------------
                                                                      33,946,125
                                                                    ------------

Total common stocks (Cost of $570,887,044)                           642,160,298
                                                                    ------------

                                                    PRINCIPAL
SHORT-TERM INVESTMENTS - 9.3%                          AMOUNT
                                                  -----------

INVESTMENT COMPANIES - 5.7%
Firstar Institutional Money Market Fund           $32,000,000         32,000,000
Firstar US Government Money Market Fund             8,761,758          8,761,758
                                                                    ------------
Total investment companies (Cost of $40,761,758)                      40,761,758
                                                                    ------------

REPURCHASE AGREEMENT - 3.6%
Repurchase Agreement with Firstar Bank, 3.30%,
dated 6/30/99, due 7/1/99, collateralized by
GNMA II ARMS valued at $26,689,885. Repurchase
proceeds of $26,171,399. (Cost of $26,169,000)     26,169,000         26,169,000
                                                                    ------------

Total short-term investments (Cost of $66,930,758)                    66,930,758
                                                                    ------------
Total investments - 98.6% (Cost of $637,817,802)                     709,091,056
Other assets in excess of liabilities - 1.4%                          10,380,270
                                                                    ------------
Total net assets - 100.0%                                           $719,471,326
                                                                    ============

*Non-income producing security.

4                    See Notes to the Financial Statements.

THE INTERNET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS
         Investments, at value (cost $637,817,802)                 $709,091,056
         Cash                                                         5,484,244
         Receivable for Fund shares sold                              5,391,474
         Receivable for investments sold                              5,036,236
         Dividends receivable                                            17,506
         Prepaid expenses                                                67,866
                                                                   ------------
         Total assets                                               725,088,382
                                                                   ------------

LIABILITIES
         Payable to Adviser                                             648,235
         Payable for investments purchased                            2,730,226
         Payable for Fund shares repurchased                          1,762,979
         Accrued expenses and other liabilities                         475,616
                                                                   ------------
         Total liabilities                                            5,617,056
                                                                   ------------

TOTAL NET ASSETS                                                   $719,471,326
                                                                   ============

NET ASSETS CONSIST OF:
         Paid in capital                                           $623,838,762
         Undistributed net investment loss                           (2,254,444)
         Undistributed net realized gain on investments              26,613,754
         Net unrealized appreciation on investments                  71,273,254
                                                                   ------------
TOTAL NET ASSETS                                                   $719,471,326
                                                                   ============

         Shares outstanding (50,000,000
         shares authorized $ 0.001 par value)                        21,484,236

         Net Asset Value, Redemption Price
         and Offering Price Per Share                              $      33.49
                                                                   ============






                     See Notes to the Financial Statements.
                                                                               5

THE INTERNET FUND, INC.
STATEMENT OF OPERATIONS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


INVESTMENT INCOME
         Dividends                                                  $    17,000
         Interest                                                     1,399,871
         Other                                                            1,411
                                                                    -----------
         Total investment income                                      1,418,282
                                                                    -----------

         EXPENSES
         Investment advisory fee                                      2,440,203
         Transfer agent fees and expenses                               514,872
         Legal fees                                                     251,064
         Administration fee                                             133,398
         Registration fees                                              116,286
         Audit fees                                                      43,083
         Custodian fees and expenses                                     26,297
         Fund accounting fees                                            22,820
         Reports to shareholders                                         22,229
         Insurance expense                                               11,781
         Directors' fees and expenses                                       624
                                                                    -----------
         Total expenses                                               3,582,657
                                                                    -----------
Net investment loss                                                  (2,164,375)
                                                                    -----------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
         Net realized gain on investments                            25,990,457
         Net change in unrealized appreciation of investments        66,515,029
                                                                    -----------
         Net gain on investments                                     92,505,486
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $90,341,111
                                                                    ===========









6                    See Notes to the Financial Statements.

THE INTERNET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------



                                                                 SIX MONTHS ENDED
                                                                   JUNE 30, 1999          YEAR ENDED
                                                                    (UNAUDITED)        DECEMBER 31, 1998
                                                                 ----------------      -----------------

OPERATIONS
         Net investment loss                                         ($2,164,375)              ($90,058)
         Net realized gain on investments                             25,990,457                632,132
         Net change in unrealized appreciation of investments         66,515,029              4,751,175
                                                                    ------------           ------------
         Net increase in net assets resulting from operations         90,341,111              5,293,249
                                                                    ------------           ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
         Net realized gain on investments                                     --                 (8,316)
                                                                    ------------           ------------
         Total dividends and distributions                                    --                 (8,316)
                                                                    ------------           ------------

CAPITAL SHARE TRANSACTIONS
         Net proceeds from shares sold                               988,019,065             22,532,887
         Reinvestment of distributions                                        --                  7,974
         Cost of shares redeemed                                    (381,047,533)            (5,816,862)
                                                                    ------------           ------------
         Net increase in net assets from capital share transactions  606,971,532             16,723,999
                                                                    ------------           ------------
Total increase in net assets                                         697,312,643             22,008,932

NET ASSETS
         Beginning of period                                          22,158,683                149,751
                                                                    ------------           ------------
         End of period *                                            $719,471,326            $22,158,683
                                                                    ============           ============
* Including undistributed net investment loss of                     ($2,254,444)              ($90,069)
                                                                    ============           ============

CHANGES IN SHARES OUTSTANDING
         Shares sold                                                  32,587,355              1,814,360
         Reinvestment of distributions                                        --                    525
         Shares redeemed                                             (12,512,950)              (433,255)
                                                                    ------------           ------------
         Net increase in shares outstanding                           20,074,405              1,381,630
                                                                    ============           ============






                     See Notes to the Financial Statements.
                                                                               7

THE INTERNET FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1.
ORGANIZATION OF THE FUND: The Internet Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-ended management investment company. The Fund's primary investment objective is long-term growth of capital, a goal it seeks by investing primarily in common stocks and securities of domestic and foreign companies engaged in the Internet and Internet-related activities or services. The Fund was incorporated in the state of New York on March 12, 1996. Investment operations for the Fund began on October 21, 1996. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

NOTE 2.
SECURITY VALUATION: Portfolio securities that are listed on a U.S. securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") for which market quotations are readily available are valued at the last quoted sale price as of 4:00 p.m., Eastern time on the day the valuation is made. Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the most recent quoted bid price. Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed-income securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Directors of the Fund.

FEDERAL INCOME TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income and distributions of net realized capital gains, if any, will be declared at least annually.

FINANCIAL STATEMENT PRESENTATION: Certain classifications from prior periods have been restated to conform with current period presentation.

THE INTERNET FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital.

NOTE 3.
INVESTMENT ADVISORY AGREEMENT: The Fund has entered into an investment advisory agreement with Kinetics Asset Management, Inc. (the "Adviser"), whereby the Adviser receives an annual management fee of 1.25% of average daily net assets.

NOTE 4.
SECURITIES TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the six month period ended June 30, 1999 were as follows:

                    Purchases                                 Sales
                    ---------                                 -----
         U.S. Government        Other           U.S. Government       Other
         ---------------------------------------------------------------------
             --             $682,606,941            --            $142,904,144

As of June 30, 1999, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                   Appreciated         Depreciated
          Net Appreciation         Securities          Securities
         -----------------------------------------------------------
            $65,625,786           $120,420,469        ($54,794,683)

At June 30, 1999, the cost of investments for federal income tax purposes was $643,465,270. Any differences between book and tax are due primarily to wash sale losses.

NOTE 5.
SPECIAL MEETING OF SHAREHOLDERS, MARCH 29, 1999: A Special Meeting of Shareholders of The Internet Fund (the "Fund"), was held March 29, 1999, at 344 Van Buren Street, North Babylon, New York 11704. As of March 11, 1999, the record date, outstanding shares of the Fund were 9,162,022.494. Holders of 5,886,831.000 shares of the Fund were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Fund and thus constituting a quorum. The shareholders of the Fund elected to increase the number of authorized shares of Common Stock from 10,000,000 to 50,000,000 shares.
                                            Withhold/     Broker Shares
             For              Against        Abstain        Not Voted
         --------------------------------------------------------------
         5,873,302.000      13,529.000        0.000       3,275,191.494

THE INTERNET FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 6.
Subsequent Events: Effective July 19, 1999, the Board of Directors of the Fund approved the imposition of a voluntary expense limitation being proposed by the Adviser pursuant to which the Adviser will limit the annual operating expenses of the Fund such that the Fund's annual operating expenses will not exceed two (2.00%) percent, on an annualized basis, of the Fund's average daily net assets for the year ending December 31, 1999. As of this date, the Adviser has not stated its intentions with respect to the continuation of this voluntary expense limitation for the year ending December 31, 2000.

Effective July 19, 1999, the Board of Directors of the Fund approved an Administration Agreement and a Shareholder Servicing Agreement to be entered into with the Adviser. Under the Administration Agreement, the Adviser will serve as the Administrator of the Fund and receive an annual administration fee equal to 0.15% of the Fund's average daily net assets. The Adviser will be responsible for the payment of such fees to Firstar Mutual Fund Services, LLC ("Firstar") for certain sub-administrative services rendered to the Fund by Firstar. Under the Shareholder Servicing Agreement, the Fund will pay the Adviser an annual shareholder servicing fee equal to 0.25% of the Fund's average daily net assets. The administration and shareholder servicing fees are in addition to the compensation that the Adviser receives under the Advisory Agreement with the Fund.

THE INTERNET FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                           For the year        For the year
                                                       Six Months Ended       ended               ended         October 21, 1996(1)
                                                         June 30, 1999     December 31,        December 31,           ended
                                                         (Unaudited)          1998                1997            December 31, 1996


PER SHARE DATA(5)
Net Asset Value, Beginning of Period                             $15.72           $5.31               $4.71               $5.00
                                                               --------        --------            --------            --------

         Income from Investment Operations:
         Net investment income (loss)                             (0.10)(4)       (0.08)               0.01                0.02
         Net realized and unrealized gain
                  (loss) on investments                           17.87           10.50                0.59               (0.31)
                                                               --------        --------            --------            --------
         Total gain (loss) from investment operations             17.77           10.42                0.60               (0.29)
                                                               --------        --------            --------            --------

         Less Distributions:
                  From realized gains                                --           (0.01)                 --                  --
                                                               --------        --------            --------            --------

Net Asset Value, End of Period                                   $33.49          $15.72               $5.31               $4.71
                                                               ========        ========            ========            ========



Total Return                                                     113.04%(2)      196.14%              12.74%              (5.80%)(2)


SUPPLEMENTAL DATA AND RATIOS
         Net assets, end of period (000's)                     $719,471         $22,159                $150                $113
         Ratio of expenses to average net assets:
                  Before expense reimbursement                     1.83%(3)        3.08%               3.60%               6.73%(3)
                  After expense reimbursement                      1.83%(3)        3.08%               0.08%               0.21%(3)
         Ratio of investment income to average net assets:
                  Before expense reimbursement                    (1.11%)(3)      (2.92%)             (3.33%)             (4.15%)(3)
                  After expense reimbursement                     (1.11%)(3)      (2.92%)              0.19%               2.01%(3)
         Portfolio turnover rate                                     42%             80%                 50%                  0%


(1)  Commencement of Operations.
(2)  Not annualized.
(3)  Annualized.
(4) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent financial reporting and tax differences.
(5) Information presented relates to a share of capital stock outstanding for the entire period.

                     See Notes to the Financial Statements.
                                                                              11

                             THE INTERNET FUND, INC.

                         477 Madison Avenue, 16th Floor
                               New York, NY 10022




                               INVESTMENT ADVISER
                                AND ADMINISTRATOR
                         Kinetics Asset Management, Inc.
                         477 Madison Avenue, 16th Floor
                               New York, NY 10022

                             INDEPENDENT ACCOUNTANTS
                        McCurdy & Associates CPA's, Inc.
                               27955 Clemens Road
                               Westlake, OH 44145

                                   DISTRIBUTOR
                        T.O. Richardson Securities, Inc.
                               2 Bridgewater Road
                              Farmington, CT 06032

                               SUB-ADMINISTRATOR,
                               FUND ACCOUNTANT AND
                                 TRANSFER AGENT
                        Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                            615 East Michigan Street
                               Milwaukee, WI 53202






                This material must be preceded or accompanied by
                                  a prospectus.